Voya Partners, Inc. (“Registrant”)

Voya Index Solution 2020 Portfolio	Voya Index Solution 2045 Portfolio
Voya Index Solution 2025 Portfolio	Voya Index Solution 2050 Portfolio
Voya Index Solution 2030 Portfolio	Voya Index Solution 2055 Portfolio
Voya Index Solution 2035 Portfolio	Voya Index Solution Income Portfolio
Voya Index Solution 2040 Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated August 10, 2016

To each Portfolio’s Adviser Class, Initial Class, Service Class, Service 2 Class and Class T Prospectus, Summary Prospectus, and related Statement of Additional Information, each dated May 1, 2016

On July 14, 2016, the Portfolios’ Board of Directors approved a proposal to liquidate and redeem Class T shares of the Portfolios, effective on or about August 31, 2016. Class T shares were closed to new investment on or about August 2, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE